UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 21, 2014
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On February 21, 2014, Stage Stores, Inc. (the “Company”) issued a News Release announcing that its Board of Directors has declared a quarterly cash dividend of 12.5 cents per share on the Company’s common stock, payable on March 19, 2014 to shareholders of record at the close of business on March 4, 2014. A copy of the News Release is attached to this Form 8-K as Exhibit 99.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99	News Release issued by Stage Stores, Inc. on February 21, 2014, announcing that its Board of Directors has declared a quarterly cash dividend.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

February 21, 2014	/s/ Oded Shein
(Date)	Oded Shein
Executive Vice President and
Chief Financial Officer